                                                                   EXHIBIT 32.02

                           SECTION 1350 CERTIFICATION

In connection with this quarterly report of ML Appleton FuturesAccess LLC (the "Company") on Form 10-Q for the period ended September 30, 2005 as filed with the Securities Exchange Commission on the date hereof (this "Report"), I, Michael L. Pungello, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 14, 2005
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By /s/ MICHAEL L. PUNGELLO
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Michael L. Pungello
Vice President, Chief Financial Officer
and Treasurer
(Principal Financial and Accounting Officer)